EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Harley J. Greenfield, Chief Executive Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the Quarterly Report on Form 10-Q for the period ended May 24, 2008 of Jennifer Convertibles, Inc. (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: July 8, 2008                                                                    /s/ Harley J. Greenfield

                                                                                                Harley J. Greenfield

                                                                                                Chief Executive Officer

                                                                                                (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

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EXHIBIT32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rami Abada, Chief Financial Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the Quarterly Report on Form 10-Q for the period ended May 24, 2008 of Jennifer Convertibles, Inc. (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934,a s amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: July 8, 2008                                                                           /s/ Rami Abada

                                                                                                            Rami Abada

                                                                                                            Chief Financial Officer

                                                                                                            (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

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